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EXHIBIT 32.1

CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF SARBANES-OXLEY ACT OF 2002


         In connection with the annual report on Form 10-KSB of Whitewing Environmental Corp. (the "Company") for the year ended December 31, 2003 (the "Report"), I, Joseph J. Bianco, hereby certify in my capacity as Chief Executive Officer of Whitewing, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         1. The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Whitewing.

Dated: June 15, 2004                  By: /S/ Joseph J. Bianco

                                          -------------------------------------
                                          Name:  Joseph J. Bianco
                                          Title: Chief Executive Officer



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.